UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): 12/13/2007
ARIZONA LAND INCOME CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 1-9900

Arizona	86-0602478
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
2999 North 44th Street, Suite 100, Phoenix, Arizona 85018
(Address of Principal Executive Offices, Including Zip Code)
602-952-6800
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01.	Other Events.
     On December 13, 2007, Arizona Land Income Corporation issued a press release announcing that it has filed a definitive proxy statement for its shareholders’ meeting scheduled for January 14, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Arizona Land Income Corporation, dated December 13, 2007

Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ARIZONA LAND INCOME CORPORATION (Registrant)

Dated: December 13, 2007

/s/ Thomas R. Hislop
	Name:	Thomas R. Hislop
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arizona Land Income Corporation, dated December 13, 2007